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                                    GMO TRUST

                                  SUPPLEMENT TO
                  GMO TRUST PROSPECTUS DATED JUNE 30, 2004 AND
                  GMO TRUST STATEMENT OF ADDITIONAL INFORMATION
                  DATED JUNE 30, 2004, AS REVISED JULY 15, 2004

GMO ASIA FUND

Effective September 23, 2004, the name, investment objective, and strategies of GMO Asia Fund have been changed. The Fund's new name is "GMO Emerging Markets Quality Fund." All information regarding the GMO Asia Fund in the Prospectus and Statement of Additional Information has been superseded, and is deemed to be removed from the GMO Trust Prospectus and Statement of Additional Information. Investors seeking information about GMO Emerging Markets Quality Fund should contact GMO Trust at 617-346-7646 (call collect).

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND AND GMO U.S. SECTOR FUND

Footnote 4 to the "Fees and expenses" table for GMO Global (U.S.+) Equity Allocation Fund and footnote 5 to the "Fees and expenses" table for GMO U.S. Sector Fund are amended to reflect the Manager's contractual agreement to reimburse each Fund through at least December 31, 2004 for certain of such Funds' operating expenses, as described more fully in the "Fees and expenses" tables. Accordingly, each instance of "September 30, 2004" in the footnotes is replaced with "December 31, 2004."


Supplement Date: September 23, 2004